SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 25, 2003

                                       CW

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2003-45)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                       Mortgage Pass-Through Certificates
                                 Series 2003-45

On August 25, 2003, The Bank of New York, as Trustee for CW, Mortgage Pass-Through Certificates Series 2003-45, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of July 1, 2003, among CW as Depositor, COUNTRYWIDE HOME LOAN SERVICING LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, Mortgage Pass-Through Certificates Series 2003-45 relating to the distribution date of August 25, 2003 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of July 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 25, 2003


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated August 25, 2003


                             Payment Date: 08/25/03


          ------------------------------------------------------------
                       COUNTRYWIDE HOME LOAN SERVICING LP
               Mortgage Pass-Through Certificates, Series 2003-45
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       658,700,000.00    5.250000%     1,867,536.48  2,881,812.50    4,749,348.98       0.00       0.00
                        2A1       155,836,000.00    4.500000%       617,488.34    584,385.00    1,201,873.34       0.00       0.00
                        PO          2,614,073.57    0.000000%       134,210.61          0.00      134,210.61       0.00       0.00
Residual                AR                100.00    5.250000%           100.00          0.45          100.45       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          12,669,000.00    5.106942%        16,867.93     53,916.54       70,784.47       0.00       0.00
                        B1          5,489,900.00    5.106942%         7,309.44     23,363.83       30,673.27       0.00       0.00
                        B2          3,800,700.00    5.106942%         5,060.38     16,174.96       21,235.34       0.00       0.00
                        B3          2,111,500.00    5.106942%         2,811.32      8,986.09       11,797.41       0.00       0.00
                        B4          1,689,200.00    5.106942%         2,249.06      7,188.87        9,437.93       0.00       0.00
                        B5          1,689,526.43    5.106942%         2,249.49      7,190.26        9,439.75       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        844,600,000.00     -            2,655,883.04  3,583,018.51    6,238,901.55     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       656,832,463.52              0.00
                                2A1       155,218,511.66              0.00
                                PO          2,479,862.96              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          12,652,132.07              0.00
                                B1          5,482,590.56              0.00
                                B2          3,795,639.62              0.00
                                B3          2,108,688.68              0.00
                                B4          1,686,950.94              0.00
                                B5          1,687,276.94              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        841,944,116.96     -
--------------------------------------------------------------------------------

                             Payment Date: 08/25/03


          ------------------------------------------------------------
                       COUNTRYWIDE HOME LOAN SERVICING LP
               Mortgage Pass-Through Certificates, Series 2003-45
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   658,700,000.00     5.250000% 12669EWU6     2.835185      4.375000    997.164815
                           2A1   155,836,000.00     4.500000% 12669EWV4     3.962424      3.750000    996.037576
                           PO      2,614,073.57     0.000000% 12669EWW2    51.341558      0.000000    948.658442
Residual                   AR            100.00     5.250000% 12669EWX0   1,000.000000    4.499223      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      12,669,000.00     5.106942% 12669EWY8     1.331433      4.255785    998.668567
                           B1      5,489,900.00     5.106942% 12669EWZ5     1.331433      4.255785    998.668567
                           B2      3,800,700.00     5.106942% 12669EXA9     1.331433      4.255785    998.668567
                           B3      2,111,500.00     5.106942% 12669ED60     1.331433      4.255785    998.668567
                           B4      1,689,200.00     5.106942% 12669ED78     1.331433      4.255785    998.668567
                           B5      1,689,526.43     5.106942% 12669ED86     1.331433      4.255785    998.668567
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     844,600,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                       COUNTRYWIDE HOME LOAN SERVICING LP
               Mortgage Pass-Through Certificates, Series 2003-45
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       681,498,995.98   160,445,120.98   841,944,116.96
Loan count                   3498              946             4444
Avg loan rate           5.675072%        5.136265%             5.57
Prepay amount        1,254,259.21       148,585.55     1,402,844.76

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees       113,916.67        26,850.00       140,766.67
Sub servicer fees      133,905.75        57,384.67       191,290.42
Trustee fees             5,126.25         1,208.25         6,334.50


Agg advances                  N/A              N/A              N/A
Adv this period          1,596.73             0.00         1,596.73

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy             118,128.32        27,842.68       145,971.00
Fraud                6,835,000.00     1,611,000.00     8,446,000.00
Special Hazard       8,446,000.00             0.00     8,446,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.754148%           100.000000%            817,150,173.57
   -----------------------------------------------------------------------------
   Junior            3.245852%             0.000000%             27,413,278.82
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,238,901.55          6,238,901.55
Principal remittance amount            2,655,883.04          2,655,883.04
Interest remittance amount             3,583,018.51          3,583,018.51